Aberdeen Investment Funds
Aberdeen Global Select Opportunities Fund Inc.

Supplement dated February 20, 2015 to the Prospectus
dated March 3, 2014, as supplemented to date

On September 18, 2014, the Board of Trustees of Aberdeen Investment Funds (the "Trust") and the Board of Directors of Aberdeen Global Select Opportunities Fund Inc. (the "Global Select Opportunities Fund," and collectively with each separate series of the Trust, the "Funds") approved Boston Financial Data Services as the transfer agent of the Funds and approved certain changes to the Funds' policies concerning buying, exchanging and selling shares. Effective February 20, 2015, the Prospectus is hereby revised to reflect the following changes:

1.  All references in the Prospectus to U.S. Bancorp Fund Services, LLC are replaced with Boston Financial Data Services and no further communication should be sent to U.S. Bancorp Fund Services, LLC.

All communication sent by regular mail should be sent to:
Aberdeen Investment Funds and/or Aberdeen Global Select Opportunities Fund Inc.
P.O. Box 55930
Boston, MA 02205-5930

All communication sent by overnight mail should be sent to:
Aberdeen Investment Funds and/or Aberdeen Global Select Opportunities Fund Inc.
c/o Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021

All communication by phone or by fax should be made by dialing:
Phone: 866-667-9231
Fax: 866-923-4269

2.  The "Buying, Exchanging and Selling Shares" section of the Prospectus on pages 47– 54 is hereby deleted in its entirety and replaced with the following:

Buying, Exchanging and Selling Shares

Buying Shares: Fund Transactions – Class A Shares

All transaction orders must be received by the Funds' transfer agent in Canton, Massachusetts or an authorized intermediary prior to the calculation of each Fund's net asset value ("NAV") to receive that day's NAV. The Fund has the right to close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state.

How to Buy Shares	How to Exchange* or Sell** Shares
Be sure to specify the class of shares you wish to purchase. Each Fund may reject any order to buy shares and may suspend the offering of shares at any time.	* Exchange privileges may be amended or discontinued upon 60 days written notice to shareholders. ** A medallion signature guarantee may be required. See "Medallion Signature Guarantee" below.
Through an authorized intermediary. The Funds or the Funds' distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds' transfer agent or an authorized intermediary receives your order in proper form.	Through an authorized intermediary. The Funds or the Funds' distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds' transfer agent or an authorized intermediary receives your order in proper form.
By mail. Complete an application and send with a check made payable to: Aberdeen Investment Funds. Payment must be made in U.S. Dollars and drawn on a U.S. bank. The Funds do not accept cash, starter checks, third-party checks, travelers' checks, credit card checks or money orders.	By mail or fax. You may request an exchange or redemption by mailing or faxing a letter to Aberdeen Investment Funds. The letter must include your account number(s) and the name(s) of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners. We reserve the right to request original documents for any faxed requests.
By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders.	By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 866-667-9231. It may be difficult to make telephone transactions in times of unusual economic or market conditions.
Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record. The Funds may record telephone instructions to redeem shares, and may request redemption instructions in writing, signed by all shareholders on the account.

How to Buy Shares	How to Exchange* or Sell** Shares
On-line. Transactions may be made through the Aberdeen Investment Funds' website at www.aberdeen-asset.us. However, the Funds may discontinue on-line transactions of Fund shares at any time.	On-line. Transactions may be made through the Aberdeen Investment Funds' website at www.aberdeen-asset.us. However, the Funds may discontinue on-line transactions of Fund shares at any time.
By bank wire. You may have your bank transmit funds by federal funds wire to the Funds' custodian bank. The authorization will be in effect unless you give the Funds written notice of its termination.
• if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.
• your bank may charge a fee to wire funds.
• the wire must be received by 4:00 p.m. in order to receive the current day's NAV.	By bank wire. The Funds can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. The authorization will be in effect unless you give the Funds written notice of its termination.
• your proceeds typically will be wired to your bank on the next business day after your order has been processed.
• Aberdeen Investment Funds deducts a $20 service fee from the redemption proceeds for this service.
• your financial institution may also charge a fee for receiving the wire.
• funds sent outside the U.S. may be subject to higher fees.
Bank wire is not an option for exchanges.
By Automatic Investment Plan (AIP). Once your account has been opened, you may make regular investments automatically in amounts of not less than $50 per month in Class A shares of a Fund. You will need to complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds' transfer agent to do this. Your financial institution must be a member of the Automated Clearing House (ACH) network to participate in an AIP. Any request to change or terminate your AIP should be submitted to the Transfer Agent 10 days prior to effective date. Please call the Aberdeen Investment Funds at (866) 667-9231 for further information. If you redeem shares purchased via the AIP within 10 days, the Transfer Agent may delay payment until it is assured that the purchase has cleared your account.	By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH on the second business day after your order has been processed. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Funds written notice of its termination. ACH is not an option for exchanges.
Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Class shares should call our toll-free number 866-667-9231.	Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Class shares should call our toll-free number 866-667-9231.

In-Kind Purchases

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

•  name;

•  date of birth (for individuals);

•  residential or business street address (although post office boxes are still permitted for mailing); and

•  Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. If the NAV on the redemption date is lower than the NAV on your original purchase date, you will receive less than your original investment amount when the account is closed.

Exchanging Shares

You may exchange your Fund shares for shares of any Fund of the Trust that is currently accepting new investments as long as:

•  both accounts have the same registration;

•  your first purchase in the new fund meets its minimum investment requirement; and

•  you purchase the same class of shares. For example, you may exchange between Class A shares of any Fund of the Trust, but may not exchange between Class A shares and Institutional Class shares.

The exchange privileges may be amended or discontinued upon 60 days' written notice to shareholders.

You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.

Moving Share Classes in the Same Fund

A financial intermediary may exchange shares in one class held on behalf of its customers for another class of the same Fund with a lower total expense ratio, subject to any agreements between the customer and the intermediary. All such transactions are subject to meeting any investment minimum or eligibility requirements. Neither the Fund nor the Adviser will make any representations regarding the tax implications of such exchanges.

Systematic Withdrawal Program

You may elect to automatically redeem Class A shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds' transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. You may change your payment amount or terminate your participation by contacting the Transfer Agent five days prior to effective date.

Systematic Exchange Plan and Dividend Moves

This systematic exchange plan allows you to transfer $50 or more to one Fund from another Fund systematically, monthly or quarterly. Accounts participating in a systematic exchange plan have a minimum balance requirement of $5,000. You will need to complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds' transfer agent to do this. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid.

Selling Shares

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

•  the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•  trading is restricted; or

•  an emergency exists (as determined by the Securities and Exchange Commission).

Generally, a Fund will issue payment for shares that you redeem the next business day after your redemption request is received in good order. The proceeds will be sent to you thereafter and delivery time may vary depending on the method by which you owned your shares (for example, directly or through a broker). Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. A Fund may delay forwarding redemption proceeds for up to seven days:

•  if the account holder is engaged in excessive trading or

•  if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

Occasionally, large shareholder redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees or overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle, which is typically a few days.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund's then-current NAV until you give the Funds different instructions.

Medallion Signature Guarantee

A medallion signature guarantee is required for sales of shares of the Funds in any of the following instances:

•  if ownership is being changed on your account;

•  the redemption check is made payable to anyone other than the registered shareholder;

•  the proceeds are mailed to an address other than the address of record;

•  your account address has changed within the last 15 calendar days;

•  the redemption proceeds are being wired or sent by ACH to a bank for which instructions are currently not on your account.

•  the redemption proceeds are being wired or sent by ACH to a bank account that has been added or changed within the last 15 calendar days.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.

Redemptions In-Kind

Shares ordinarily will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, subject to Board approval, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a

Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

Accounts with Low Balances

The Funds may sell your Class A shares if your account balance falls below $1,000, as a result of redemptions you have made, but not as a result of a reduction in value from changes in the value of the shares. The Funds may exchange your Institutional Class shares for Class A shares of a Fund if your account balance falls below the applicable minimum investment amount for Institutional Class shares as a result of redemptions you have made. The Funds will let you know if your shares are about to be sold and you will have 60 days to increase your account balance to more than the minimum to avoid the sale or exchange of your Fund shares.

•  Special consideration: Involuntary sales may result in sale of your Fund shares at a loss or may result in taxable investment gains.

Excessive or Short-Term Trading

Aberdeen Investment Funds seek to discourage short-term or excessive trading (often described as "market timing"). Excessive trading (either frequent exchanges between Funds of the Trust or sales and repurchases of Funds within a short time period) may:

•  disrupt portfolio management strategies;

•  increase brokerage and other transaction costs; and

•  negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Funds:

Monitoring of Trading Activity

The Funds, through the Adviser, its subadviser(s) (if applicable) and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account. Despite its best efforts, Aberdeen Investment Funds may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, Aberdeen Investment Funds may not be able to prevent all market timing and its potential negative impact.

Restrictions on Transactions

Whenever a Fund is able to identify short-term trades or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. A Fund also has sole discretion to:

•  restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

•  reject or cancel, without any prior notice, any purchase request (including the purchase portion of any exchange) for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

In general if you make an exchange equaling 1% or more of a Fund's NAV, the exchange into the other Fund may be rejected.

Aberdeen Investment Funds
Aberdeen Global Select Opportunities Fund Inc.

Supplement dated February 20, 2015 to the Statement of Additional Information
dated March 3, 2014, as supplemented to date

On September 18, 2014, the Board of Trustees of Aberdeen Investment Funds (the "Trust") and the Board of Directors of Aberdeen Global Select Opportunities Fund Inc. (the "Global Select Opportunities Fund," and collectively with each separate series of the Trust, the "Funds") approved Boston Financial Data Services as the transfer agent of the Funds. Effective February 20, 2015, the Statement of Additional Information is hereby revised to reflect the following changes:

1.  On page 101, Michael McVoy is removed from the "Officers of the Funds" table and the information concerning Jeffrey Cotton on page 99 is updated as follows:

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office[1]	Principal Occupation During Past 5 Years
Jeffrey Cotton* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 1977	Chief Compliance Officer, Anti-Money Laundering and Identity Theft Officer and Vice President Officer of the Trust since 2013

Currently, Vice President and Head of Compliance – Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a Vice President and Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

*  Mr. Cotton holds officer positions in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Funds, Aberdeen Japan Equity Fund, Inc., each of which may also be deemed to be a part of the same "Fund Complex" as the Funds.

2.  On page 115 of the Statement of Additional Information, the paragraph regarding the Transfer Agent is deleted in its entirety and replaced with the following:

The Trust has entered into a Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. ("BFDS"), 30 Dan Road, Canton, Massachusetts 02021, whereby BFDS provides transfer agent and dividend disbursement agent services.

Please retain this Supplement for future reference.